John Hancock Trust

Supplement dated March 26, 2007 to the

Prospectus dated April 28, 2006

Emerging Small Company Trust

At the Board of Trustees meeting held on March 22-23, 2007, the Board approved the following change to the investment policies of the Emerging Small Company Trust:

The Emerging Small Company Trust’s current investment policy states in relevant part:

The portfolio invests, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (with RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $150 million and not more than $4.4 billion as of December 31, 2005). The capitalization criteria applies at the time of investment.

Effective June 11, 2007, the Emerging Small Company Trust’s investment policy will be changed as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index or the S&P Small Cap 600 Index.

International Core Trust

At the Board of Trustees meeting held on March 22-23, 2007, the Board approved the following change to the investment policy of the International Core Trust.

The International Core Trust’s (formerly, International Stock Trust) current investment policy states in relevant part:

The portfolio typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investments.

Since the name of the Fund no longer references investments in equity securities, effective June 11, 2007, the Fund’s current policy of investing, under normal circumstances, at least 80% of its assets in equity investments may be changed without providing 60 days notice to shareholders. However, the Fund has no present intention to change this policy.

Global Trust

Effective March 26, 2007, the Fund’s lead portfolio manager, Jeffrey A. Everett, will be replaced by Murdo Murchison, who has been serving the Fund as a member of the portfolio manager team.

John Hancock Trust

Supplement dated March 26, 2007

Amending and Restating

the Supplement dated February 8, 2007

to the Prospectus dated April 28, 2006

International Small Company Trust

The Fund currently invests, under normal market conditions, in equity securities of non-U.S. small companies of developed and emerging markets. At the Board of Trustees meeting held on March 22-23, 2007, the Board approved changing the investment policies of the Fund to reduce the emphasis on investments in emerging market securities. This change will be effective April 30, 2006. In anticipation of this change in investment policy, the Fund will cease purchasing additional emerging market securities and may sell some or all of the emerging market securities currently held by the Fund. However, the Fund may continue to hold any emerging market securities that are currently investments of the Fund or that the Fund may receive in connection with any issuer action.

John Hancock Trust

Supplement dated March 26, 2007 to the

Statement of Additional Information dated April 28, 2006

Emerging Small Company Trust

Effective June 11, 2007, the section “INVESTMENT RESTRICTIONS THAT ONLY MAY BE CHANGED UPON 60 DAYS’ NOTICE TO SHAREHOLDERS” will be amended and restated as follows for the Emerging Small Company Trust:

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

International Core Trust

Effective June 11, 2007, the section “INVESTMENT RESTRICTIONS THAT ONLY MAY BE CHANGED UPON 60 DAYS’ NOTICE TO SHAREHOLDERS” will be amended to delete the following investment restriction for the International Core Trust:

Under normal market conditions, the International Core Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments.

Policy Regarding Disclosure of Portfolio Holdings

The following amends and restates information under the “POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS” section under the heading “Disclosure of Portfolio Holdings to Nonaffiliated Persons”:

5. Courts and Regulators

Nonpublic Information regarding John Hancock Trust (“JHT”) portfolio holdings may be provided to any court (including bankruptcy courts) or regulator with jurisdiction over JHT, the Adviser, Manulife Financial Corporation or any subadviser or any of their affiliates if such information is requested by such court or regulator.

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